EXHIBIT 99.5(c)

Application/Confirmation Form

PACIFIC MUTUAL APPLICATION/CONFIRMATION FORM            [LOGO OF PACIFIC MUTUAL]
Pacific Mutual Life Insurance Company
PO Box 100060, Pasadena, CA 91189-0060
                                                  [Pacific One Variable Annuity]
[VA12345678]                 Initial Premium:[$100,000.00]
Issue date:[12-01-95]        State Of Sale: [CA]

This form, when returned to Pacific Mutual Life Insurance Company, completes the transaction by confirming your application for, and receipt of, your Contract. Please verify that this information is correct; sign and date the form at the bottom, and return it to Pacific Mutual in the enclosed postage-paid envelope. Please return this form promptly. Certain transactions on this policy cannot be processed prior to the receipt of this form.

ANNUITANT(S):                                             ALLOCATION OPTIONS:
[LELAND K STANFORD]                                       [8.00%][Fixed Fund]
[700 NEWPORT CENTER DRIVE]                                [8.00%][Money Market]
[NEWPORT BEACH, CA 92660]                                 [8.00%][High Yield Bond]
[]                                                        [8.00%][Managed Bond]
[123-45-6789] [07-06-1953][MALE]                          [8.00%][Government Securities]
-------------------------------------------------         [8.00%][Growth LT]
Joint/Contingent                                          [8.00%][Equity Income]
[VICKI L STANFORD]                                        [8.00%][Multi-Strategy]
[700 NEWPORT CENTER DRIVE]                                [8.00%][Equity]
[NEWPORT BEACH, CA 92660]                                 [8.00%][Bond & Income]
[]                                                        [10.00%][Equity Index]
[987-65-4321] [11-07-1952] [FEMALE]                       [10.00%][International]
-------------------------------------------------         [        ][]
OWNER(S):                                                 [        ][]
[LELAND K STANFORD]                                       [        ][]
[700 NEWPORT CENTER DRIVE]                                [        ][]
[NEWPORT BEACH, CA 92660]                                 [        ][]
[]                                                        [        ][]
[123-45-6789] [07-06-1953][MALE]
-------------------------------------------------
Joint/Contingent
[VICKI L STANFORD]
[700 NEWPORT CENTER DRIVE]
[NEWPORT BEACH, CA 92660]
[]
[987-65-4321] [11-07-1952][FEMALE]
-------------------------------------------------         -----------------------------------
BENEFICIARY/BENEFICIARIES (P=Primary; C=Contingent):
[][]                                                      TYPE OF PLAN: [Non-Qualified]
[][]                                                      REBALANCING: [NO][]
[][]                                                      DEALER INFORMATION:
[][]                                                      [JOHN SMITH]
[][]

1 TELEPHONE AUTHORIZATION

  Owner/Owners must check box and initial to authorize telephone requests.
  [_]             [_]
     -----------      ---------
  Please act on telephone instructions from any person purporting to have authority to make transfers between accounts or allocation changes or other transactions. Pacific Mutual will employ reasonable procedures to confirm that instructions communicated by telephone are authorized. So long as these procedures are followed Pacific Mutual, any of its affiliates, Pacific Select Fund, or any directors, trustees, officers, employees representatives or agents of the aforementioned who act on their behalf, will not be subject to any claim, liability, loss, or cost if any request is acted on in good faith upon telephone instructions Pacific Mutual reasonably believes to be genuine in reliance on its procedures; and this signed authorization.
________________________________________________________________________________
2 STATEMENT OF APPLICANT

I/We believe this Contract will meet my/our financial objectives. I/We understand that Contract values may increase or decrease depending on the investment experience of the Variable Accounts. Contract values under the Variable Accounts are variable and are not guaranteed as to the fixed dollar amounts. I/We have received the Contract referenced above and hereby affirm the information to be true to the best of my/our knowledge and belief. I/We agree that this confirmation form will be part of the Contract issued by Pacific Mutual. I/We have reviewed the Contract and acknowledge that corrections may have been made from the application. My/Our acceptance of this Contract constitutes acceptance of those corrections. If there are joint applicants, the Contract, if issued, will be owned by the joint applicants as Joint Tenants With The Right Of Survivorship and not as Tenants In Common. If there is a Contingent Owner named, the Contingent Owner will become the Owner if the Owner dies prior to the Annuity Start Date. My/Our signature(s) also certifies/certify, under penalty of perjury, that my/our taxpayer identification number(s) provided above is/are correct. I/We certify that this Contract was sold and/or solicited in the state of [California].

---------------------------------            ------------------------------------        --------
Owner Signature (if different from Annuitant)         Annuitant Signature                Date

---------------------------------            ------------------------------------        --------
Contingent Owner Signature                   Joint/Contingent Annuitant Signature        Date

                                                        [LOGO OF PACIFIC MUTUAL]

PACIFIC MUTUAL VARIABLE ANNUITY PAC APP

PAC APP is not available for transfers, 1035 exchanges and 401, 403, 457 and Keogh plans. Please use the standard application.
===============================================================================
1  ANNUITANT

---------------------------   ---------    -------------------------------
First Name                      Middle                 Last

--------------------------------------------------------------------------
Street Address

---------------------------   ---------    -------------------------------
City                            State                     Zip

------------------------------------------------
SS#                         Date Of Birth          Sex  [_]M   [_]F

===============================================================================
2 OWNER

---------------------------   ---------    -------------------------------
First Name                      Middle                 Last

--------------------------------------------------------------------------
Street Address

---------------------------   ---------    -------------------------------
City                            State                     Zip


------------------------------------------------
SS#                         Date Of Birth          Sex  [_]M   [_]F

Check one                        [_] Joint     [_] Contingent

---------------------------   ---------    -------------------------------
First Name                      Middle                 Last

------------------------------------------------
SS#                         Date Of Birth           Sex  [_]M   [_]F

===============================================================================
3 ANNUITANT Optional, check one  [_] Joint     [_] Contingent

---------------------------   ---------    -------------------------------
First Name                      Middle                 Last

--------------------------------------------------------------------------
Address

------------------------------------------------
SS#                         Date Of Birth           Sex  [_]M   [_]F

================================================================================
4 BENEFICIARY

--------------------------------------------------------------------------
Primary Beneficiary Name - Annuitant

--------------------------------------------------------------------------
Primary Beneficiary Name - Owner (PSVA Only)

================================================================================
5 TRADE INFORMATION   Product:   [_] PSVA      [_] One

--------------------------------------------------------------------------
Date                    Premium Submitted                 State Of Sale

--------------------------------------------------------------------------
Client Account #          Contract # (for additional payments only)

================================================================================
6 TYPE OF PLAN

[_] Non-Qualified  OR  [_] Qualified (check appropriate box below)
                       [_] IRA Rollover       [_] IRA: Tax Yr. 19__
                       [_] SEP-IRA: Tax Yr. 19__
================================================================================
7 ALLOCATION OPTIONS

  Allocate payment of $           as indicated below. (Allocations must total
                       ----------
  100% or equal total premium invested.)

  ___  Fixed Account             ___  Equity Income    ___
  ___  Money Market              ___  Multi-Strategy   ___
  ___  High Yield Bond           ___  Equity           ___
  ___  Managed Bond              ___  Bond and Income  ___
  ___  Govt. Securities          ___  Equity Income
  ___  Growth LT                 ___  International
================================================================================
8 DEALER INFORMATION

  Will the purchase of this Annuity replace or change any other insurance or annuity?
  [_]  Yes   [_]  No

  ---------------------------------------------------------------------------
  Registered Representative Name

  ---------------------------------------------------------------------------
  SS#
================================================================================
9 REBALANCING   (Optional)                     [_] Yes       [_] No

  The fixed account is not available
  for rebalancing.                             [_] Quarterly [_] Semi-Annually
                                               [_] Annually
================================================================================
10 SPECIAL REMARKS



================================================================================
11 REPLACEMENT OF ANNUITY

  Will the purchase of this Annuity replace or change any other insurance or
  annuity?        [_] Yes   [_] No

================================================================================
255-5A-2           PACIFIC MUTUAL LIFE INSURANCE COMPANY -
                   P.O. Box 100060, Pasadena, CA 91189-0060